EXHIBIT 10.12

November 12, 2008

Alliance Financial Network, Inc.
Keystone Capital Resources, LLC
Jeremy Shankster
SH Equity Partners, LLC
James Lyons

Re: Potential Share Cancellation

Gentlemen:

This letter is intended to confirm our understanding that in the event that Defense Solutions Holding, Inc. (which is currently known as Flex Resources Co., Ltd.) does not receive gross proceeds of at least $3,000,000 (including the $500,000 of to be converted bridge financing provided to Defense Solutions, Inc.) from its proposed private offering of common stock by December 31, 2008 (a "Shortfall"), then for each $250,000 of Shortfall, you will collectively arrange for the delivery for cancellation of 1,250,000 shares of Defense Solutions Holding, Inc. common stock (prorated for increments of $250,000) by no later than January 15, 2009. Each of your obligations hereunder shall be pro rata based upon your proportionate ownership of Flex Resources Co. Ltd. as of the date hereof.

Please signify your agreement with the terms of this letter (which may be executed in counterparts) by executing same in the space provided below.

Very truly yours,

Defense Solutions, Inc.

By: ______________________________
Name: Timothy D. Ringgold
Title: Chief Executive Officer

Received at: 3:08PM, 11/14/2008

From:urish popeck co llc 814 231 8000 11/14/2008 15:05 #468 P.003/003

Keystone Capital Resources, LLC

By: ______________________
Name: James Zimbler
Title: Managing Member

Alliance Financial Network, Inc.

By: ______________________
Name: William Bossung
Title: President

____
James Lyons

SH Equity Partners, LLC

By: ______________________
Name: Todd Sanders
Title: Manager

____
Jeremy Shankster

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Keystone Capital Resources, LLC

By: ______________________________
Name: James Zimbler
Title: Managing Member

Alliance Financial Network, Inc.

By: ______________________________
Name: William Bossung
Title: President

____
James Lyons

SH Equity Partners, LLC

By: ______________________________
Name: Todd Sanders
Title: Manager

____
Jeremy Shankster

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Keystone Capital Resources, LLC

By: ______________________
Name: James Zimbler
Title: Managing Member

Alliance Financial Network, Inc.

By: ______________________
Name: William Bossung
Title: President

____
James Lyons

SH Equity Partners, LLC

By: ______________________
Name: Todd Sanders
Title: Manager

____
Barron Equity Partners

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